Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Payables and Accruals [Abstract]
Interest including interest rate swaps	$ 23,787	$ 23,083
Voyage and vessel expenses	36,880	34,889
Payroll and benefits	6,215	5,950
Other general expenses	775	2,542
Income and other tax payable	2,670	1,864
Distributions payable on preferred units	6,425	6,425
Total	$ 76,752	$ 74,753